Greenwich Street

                                   [GRAPHIC]

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                   Annual Report
                                                                 August 31, 2000

Greenwich
Street California
Municipal
Fund Inc.

[PHOTO OMITTED]                    [PHOTO OMITTED]

HEATH B.                           JOSEPH P.
MCLENDON                           DEANE

Chairman                           Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the year ended August 31, 2000. Over the year covered by this report, the Fund distributed income dividends totaling $0.59 per share. The table below details the annualized distribution rate and the twelve-month total return based on the Fund's August 31, 2000 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.(1)

             Price               Annualized           Twelve-Month
            Per Share       Distribution Rate(2)     Total Return(2)
            ---------       --------------------     ---------------
          $13.73 (NAV)             4.37%                  7.21%
          $11.875 (AMEX)           5.05%                  4.28%

In comparison, the Lipper Inc. ("Lipper")(3) peer group of closed-end California municipal debt funds based on NAV returned 7.88% for the same period.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of September 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

(3)   Lipper is an independent mutual fund-tracking organization.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

Special Shareholder Notice

On June 22, 2000, the Board of Directors of the Fund unanimously approved a share buyback program designed to enhance shareholder value. The Board of Directors believes that the share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase (and then retire) shares of its stock in the open market at such times, prices and amounts deemed advisable.

The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the program began on July 17, 2000, the Fund has repurchased (and retired) 1,500 shares with an average buyback price of $11.73. As of August 31, 2000, this repurchase program has increased the Fund's shares' NAV by $0.0007.

Municipal Bond Market Update

During the period, the municipal bond market had little reaction to the Federal Reserve Board's ("Fed") decision to keep interest rates steady or to its view that risk in the economy is weighted toward inflation. In our view, the bond market is still pricing in anticipation of any possible Fed tightening by the end of the year. However, we expect monetary policy to remain steady through 2000, and we would not be surprised if the Fed were to shift to a more neutral stance before the end of the year.

We also believe the Fed is likely to remain apolitical as the 2000 Presidential election nears, especially since we are approaching an election involving a change in administration. A critical point, which is often overlooked by many investors, is that Fed monetary policy adjustments often take time to be absorbed into the general economy. The Fed has tightened 175 basis points(4) since June 1999, and the recent rallies we have seen in the bond market are a result of changes enacted since the Fed began raising interest rates.

Since the last Fed tightening on May 16, 2000, most sectors of the bond market have begun to improve relative to U.S. Treasuries, following the recent ascent of their yields to historical levels. While the decline in yields may mean that bargains in the market may be more difficult to find, the good news is that bond performance for the most part has improved--and with improved performance, we have seen better market psychology, which in turn may reduce risks going forward. (Of course, no guarantees can be given that our expectations will be met.)

----------
(4)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. Interest rate increases by the Fed have moderated the U.S. expansion, but the tightening cycle may not be complete. Fed Chairman Alan Greenspan has stated openly that he doubts whether economic growth needs to slow markedly below potential in order to keep inflation low, but the matter remains a key subject of debate at the Fed. In any case, among bond market pundits, news of an economic slowdown typically calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

In addition, a vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving some additional comfort to investors regarding the creditworthiness of the securities they own.

Under current market conditions, demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility experienced in other areas of the bond market, and which many investors find so unsettling, is smoothed in the municipal bond market.

Municipal bond prices in general have been very firm lately: since late May, a triple 'A' ten-year municipal index has experienced price improvement (and yield decline) of 50 basis points or more. Demand in the municipal bond market has been steady to increasing as recent volatility in the stock market has undoubtedly led some investors to rethink their portfolio mix, and to establish or augment their bond positions.

California Economic Highlights(5)

California's economic strength continued during the period, boosting revenues across many industries. The state's May 2000 budgetary revision reforecasting anticipates that revenues for year 2000 should increase significantly from last year. Over half of the excess balances are expected to be applied to one-time spending in this and the next fiscal year, including increasing the rainy day reserves.

California's record rate of employment growth since 1996 has exceeded the rest of the U.S. In addition, the trend of personal income growth has improved during the year. Presently, the state's per capita growth is 13th in the U.S.

----------
(5)   Source: Fitch IBCA, Inc., an internationally recognized rating agency.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

California's economic resurgence, driven mainly by the growth of new, more diversified industries, may effectively put the state on a more solid financial footing. In our view, California should remain a competitive economic force for many years to come due in large part to its strong employment growth, rising real estate values and an annual state Gross Domestic Product ("GDP")(6) of more than $1 trillion.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital.(7) The Fund invests primarily in long-term, investment-grade(8) municipal debt securities issued by, or on behalf of, the State of California, its agencies, instrumentalities or political subdivisions or multistate agencies or authorities.

During the past year, the Fund focused on hospital bonds (24.1%), water and sewer bonds (19.7%) and transportation bonds (18.4%), because we believe they offered good relative values. In addition, as of August 31, 2000, approximately 95.7% of the Fund's holdings were rated investment-grade, with 43.5% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

The Fund's investment strategy going forward will be threefold:

      o To lengthen maturities in the Fund to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

      o     To focus on investing in high-grade issues; and

      o To invest in discount paper, as this is where we believe we can obtain the best values.

Another goal is to sell off some of our shorter-term maturities that were defensive and stretch out longer on the yield curve.We see the best opportunity for potential reward right now at the long end of the yield curve.

----------
(6) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

(7) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

(8) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

Municipal Bond Market Outlook

We believe that demand for municipal bonds may remain strong based on economic issues related to the political campaign. One of the main topics is how the various candidates would spend the significant federal government surplus. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. The total budget surplus over ten years is projected to be about $4.6 trillion.

In our opinion, a number of factors bode well for the municipal bond market. The new issue market is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipal bonds expected to be issued in 2000. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much-needed momentum.

Fiscal trends are another major plus. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments boast budget surpluses. We believe these surpluses indicate that some investors may feel more comfortable owning municipal bonds, even in a downturn. And lastly, recent narrowing of spreads in the taxable market has made other bonds less attractive. All of these trends help to explain why we remain optimistic about the prospects for the municipal bond market in the months ahead.

Thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon                 /s/ Joseph P. Deane

Heath B. McLendon                     Joseph P. Deane
Chairman                              Vice President


September 11, 2000


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 21.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                          August 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING(a)                    SECURITY                                      VALUE
===============================================================================================
Education -- 8.5%
                     California Educational Facility Authority:
$ 2,100,000    A2*     Loyola Marymount University, 5.750% due 10/1/24              $ 2,123,625
  2,000,000    A3*     Southwestern University, 6.700% due 11/1/24                    2,130,000
-----------------------------------------------------------------------------------------------
                                                                                      4,253,625
-----------------------------------------------------------------------------------------------
Hospital -- 24.1%
                     California Health Facility Financing Authority:
  2,000,000    A2*     Cedars-Sinai Medical Center, Series A,
                         6.125% due 12/1/30                                           2,030,000
  1,930,000    NR      Daniel Freeman Hospital, (Pre-Refunded -- Escrowed
                         with U.S. government securities to 5/1/05
                         Call @ 102), 6.500% due 5/1/20 (b)                           2,154,363
  2,000,000    A3*     Kaiser Permanente Hospital, 5.550% due 8/15/25                 1,895,000
  2,000,000    AA-   California Statewide Community Development Authority,
                       COP, St. Joseph's Hospital, (Pre-Refunded -- Escrowed
                       with state & local government securities to 7/1/04
                       Call @ 102), 6.625% due 7/1/21                                 2,215,000
  2,000,000    AA    Fresno Health Facility Revenue, Holy Cross Health
                       System, 5.625% due 12/1/15                                     2,017,500
  1,560,000    A     Torrance Hospital Revenue, Little Co. of Mary
                       Hospital, (Escrowed to maturity with U.S.
                       government securities), 6.875% due 7/1/15 (b)                  1,653,600
-----------------------------------------------------------------------------------------------
                                                                                     11,965,463
-----------------------------------------------------------------------------------------------
Housing -- 11.3%
  1,400,000    AA-   California HFA Home Mortgage, Series E, FHA-Insured,
                       6.375% due 8/1/27 (c)                                          1,450,750
  2,000,000    AA    Santa Rosa Mortgage Revenue, Village Square
                       Apartments, FHA-Insured, 6.875% due 9/1/27                     2,115,000
  2,000,000    BBB-  Virgin Islands Public Financial Authority Revenue, Series A,
                       6.500% due 10/1/24                                             2,077,500
-----------------------------------------------------------------------------------------------
                                                                                      5,643,250
-----------------------------------------------------------------------------------------------
Miscellaneous -- 7.5%
  2,000,000    AAA   Los Angeles Convention and Exhibition Center Authority
                       Lease Revenue, Series A, MBIA-Insured,
                       5.375% due 8/15/18                                             2,015,000
  1,675,000    AAA   Orange County 1996 Recovery, COP, Series A,
                       MBIA-Insured, 6.000% due 7/1/26                                1,739,905
-----------------------------------------------------------------------------------------------
                                                                                      3,754,905
-----------------------------------------------------------------------------------------------
Tax Allocation -- 10.5%
  2,100,000    Baa*  Hawthorne Community Redevelopment Agency,
                       Tax Allocation, (Pre-Refunded -- Escrowed with
                       U.S. government securities to 9/1/04 Call @ 102),
                       6.700% due 9/1/20 (b)                                          2,212,875
  1,000,000    AAA   Rancho Cucamonga Redevelopment Agency, Tax
                       Allocation, MBIA-Insured, 5.250% due 9/1/26                      973,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                              August 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING(a)                    SECURITY                                      VALUE
===============================================================================================
Tax Allocation -- 10.5% (continued)
$ 2,000,000    AAA   San Jose Redevelopment Agency, Tax Allocation,
                       MBIA-Insured, 5.250% due 8/1/16                              $ 2,022,500
-----------------------------------------------------------------------------------------------
                                                                                      5,209,125
-----------------------------------------------------------------------------------------------
Transportation -- 18.4%
  2,000,000    AAA   Foothill Eastern Transportation, California Toll Revenue,
                       Series A, 6.000% due 1/1/34                                    2,200,000
  2,000,000    AAA   Los Angeles County Metropolitan Transportation Authority,
                       Sales Tax Allocation, Series A, MBIA-Insured,
                       5.625% due 7/1/18                                              2,040,000
 20,000,000    AAA   San Joaquin Hills Transportation Corridor Agency,
                       Sr. Lien Toll, (Escrowed to maturity with state &
                       local government securities), zero coupon due 1/1/26           4,900,000
-----------------------------------------------------------------------------------------------
                                                                                      9,140,000
-----------------------------------------------------------------------------------------------
Water & Sewer -- 19.7%
  1,240,000    AAA   Anaheim Public Finance Authority, Water Utility,
                       (Lenain Filtration Project), FGIC-Insured,
                       5.250% due 10/1/19                                             1,243,100
  2,000,000    AA    California State Department of Water Revenue,
                       Series L, 5.500% due 12/1/23                                   2,007,500
  2,140,000    AAA   East Bay Municipal Wastewater System, FGIC-Insured,
                       5.000% due 6/1/26                                              2,024,975
  1,875,000    BBB   Kings County Waste Management Authority, Solid
                       Waste Revenue, 7.200% due 10/1/14 (c)                          2,036,719
  1,000,000    AAA   Redding Joint Powers Financing Authority, Wastewater
                       Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18            1,012,500
  1,500,000    AAA   San Diego PCFA, Sewer Revenue, FGIC-Insured,
                       5.000% due 5/15/20                                             1,451,250
-----------------------------------------------------------------------------------------------
                                                                                      9,776,044
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $43,187,670**)                                        $49,742,412
===============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings (unaudited)
--------------------------------------------------------------------------------

                                         Standard &            Percentage of
 Moody's             and/or                Poor's            Total Investments
--------------------------------------------------------------------------------
   Aaa                                       AAA                   43.5%
   Aa                                        AA                    19.7
    A                                         A                    19.8
   Baa                                       BBB                   12.7
   NR                                        NR                     4.3
                                                                  -----
                                                                  100.0%
                                                                  =====


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA  --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --   Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  --   Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC -- AMBAC Indemnity Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
GO    -- General Obligation
HFA   -- Housing Finance Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $43,187,670)                     $ 49,742,412
   Interest receivable                                                  713,149
--------------------------------------------------------------------------------
   Total Assets                                                      50,455,561
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                      116,268
   Dividends payable                                                     42,885
   Management fees payable                                               36,407
   Accrued expenses                                                      63,230
--------------------------------------------------------------------------------
   Total Liabilities                                                    258,790
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 50,196,771
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      3,657
   Capital paid in excess of par value                               43,813,728
   Undistributed net investment income                                   55,065
   Accumulated net realized loss from security transactions            (230,421)
   Net unrealized appreciation of investments                         6,554,742
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $13.73 a share on 3,656,834 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)           $ 50,196,771
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                       For the Year Ended August 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $ 2,839,795
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             435,467
   Audit and legal                                                       53,024
   Shareholder communications                                            48,452
   Shareholder and system servicing fees                                 37,510
   Directors' fees                                                        5,391
   Pricing service fees                                                   4,692
   Custody                                                                2,419
   Organization costs                                                     1,845
   Other                                                                 14,651
--------------------------------------------------------------------------------
   Total Expenses                                                       603,451
--------------------------------------------------------------------------------
Net Investment Income                                                 2,236,344
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                              3,880,611
     Cost of securities sold                                          4,111,032
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (230,421)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                5,541,533
     End of year                                                      6,554,742
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            1,013,209
--------------------------------------------------------------------------------
Net Gain on Investments                                                 782,788
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,019,132
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      For the Years Ended August 31,

                                                           2000            1999
====================================================================================
OPERATIONS:
  Net investment income                                $  2,236,344    $  2,167,117
  Net realized gain (loss)                                 (230,421)          6,712
  Increase (decrease) in net unrealized appreciation      1,013,209      (3,073,828)
------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       3,019,132        (899,999)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                  (2,162,709)     (2,224,120)
  Net realized gains                                         (6,567)        (85,021)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (2,169,276)     (2,309,141)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Treasury stock acquired                                   (17,623)             --
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                 (17,623)             --
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                           832,233      (3,209,140)
NET ASSETS:
  Beginning of year                                      49,364,538      52,573,678
------------------------------------------------------------------------------------
  End of year*                                         $ 50,196,771    $ 49,364,538
====================================================================================
* Includes undistributed (overdistributed) net
    investment income of:                              $     55,065    $    (18,570)
====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the year ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $3,926,060
--------------------------------------------------------------------------------
Sales                                                                  3,880,611
================================================================================

At August 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $6,554,742
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $6,554,742
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 2000, the Fund had no open futures contracts.

7. Capital Shares

At August 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On July 17, 2000, the Fund commenced a share repurchase plan. For the year ended August 31, 2000, the Fund repurchased (and retired) 1,500 shares with a total cost of $17,623.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31:

                                    2000        1999        1998        1997        1996
=========================================================================================
Net Asset Value,
  Beginning of Year               $ 13.49     $ 14.37     $ 13.66     $ 13.13     $ 12.92
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income              0.61        0.59        0.60        0.62        0.63
  Net realized and
    unrealized gain (loss)           0.22       (0.84)       0.80        0.87        0.30
-----------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.83       (0.25)       1.40        1.49        0.93
-----------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                  0.00*         --          --          --          --
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.59)      (0.61)      (0.59)      (0.63)      (0.70)
  Net realized gains                (0.00)*     (0.02)      (0.10)      (0.33)      (0.02)
-----------------------------------------------------------------------------------------
Total Distributions                 (0.59)      (0.63)      (0.69)      (0.96)      (0.72)
-----------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                     $ 13.73     $ 13.49     $ 14.37     $ 13.66     $ 13.13
-----------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(1)                    4.28%      (3.07)%      7.56%      13.39%      11.92%
-----------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(1)                 7.21%      (1.43)%     10.98%      12.19%       7.96%
-----------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)          $    50     $    49     $    53     $    50     $    48
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           1.25%       1.24%       1.20%       1.21%       1.15%
  Net investment income              4.63        4.16        4.25        4.64        4.75
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                 8%          0%          7%         28%         42%
-----------------------------------------------------------------------------------------
Market Value, End of Year         $11.875     $12.000     $13.000     $12.750     $12.125
=========================================================================================

(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

*     Amount represents less than $0.01.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street California Municipal Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Street California Municipal Fund Inc. as of August 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenwich Street California Municipal Fund Inc. as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                         /s/ KPMG LLP

New York, New York
October 13, 2000


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                              AMEX
  Record       Payable       Closing     Net Asset    Dividends     Reinvestment
   Date         Date          Price+      Value+        Paid            Price
================================================================================
  9/22/98       9/25/98      $13.875      $14.46       $0.0540          $13.85
 10/27/98      10/30/98       13.688       14.44        0.0540           13.87
 11/23/98      11/27/98       13.625       14.40        0.0540           13.83
 12/21/98      12/24/98       13.438       14.39        0.0540           13.48
 12/29/98*     12/31/98       13.250       14.34        0.0232           13.16
  1/26/99       1/29/99       12.750       14.42        0.0490           12.94
  2/23/99       2/26/99       12.938       14.38        0.0490           13.02
  3/23/99       3/26/99       12.875       14.35        0.0490           12.78
  4/27/99       4/30/99       12.438       14.33        0.0490           12.64
  5/25/99       5/28/99       12.188       14.13        0.0490           12.27
  6/22/99       6/25/99       12.063       13.89        0.0490           12.05
  7/27/99       7/30/99       11.875       13.84        0.0490           12.00
  8/24/99       8/27/99       12.000       13.45        0.0490           12.09
  9/21/99       9/24/99       12.000       13.42        0.0490           12.17
 10/26/99      10/29/99       11.875       12.96        0.0490           11.79
 11/22/99      11/26/99       11.500       13.24        0.0490           11.19
 12/27/99      12/30/99       10.750       12.97        0.0490           10.76
  1/25/00       1/28/00       10.688       12.79        0.0490           10.79
  2/22/00       2/25/00       10.938       12.98        0.0490           10.94
  3/28/00       3/31/00       11.125       13.27        0.0490           11.24
  4/25/00       4/28/00       11.125       13.22        0.0500           11.18
  5/23/00       5/26/00       11.188       12.89        0.0500           11.30
  6/27/00       6/30/00       11.563       13.33        0.0500           11.73
  7/25/00       7/28/00       11.688       13.48        0.0500           11.86
  8/22/00       8/25/00       11.813       13.68        0.0500           11.89
================================================================================
+ As of record date.
* Capital gain distribution.


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of busines on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

for a suceeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2000:

      o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               23

                      (This page intentionally left balnk.)

                                Greenwich Street

                                    [GRAPHIC]

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01037 10/00